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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Quarterly Report of Summit Environmental Corporation, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 (the "Report"), I, B. Keith Parker, Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or Section 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2003

                                           /s/ B. Keith Parker
                                           ------------------------------------
                                           B. Keith Parker
                                           Chairman and Chief Executive Officer

         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.